UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

(503) 684-3731

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 2, 2005, Ms. Tamara L. Adler was elected to the FLIR Systems, Inc. (the “Company”) Board of Directors for a term expiring at the Company’s 2006 Annual Meeting of Shareholders. Ms. Adler has not yet been elected to serve on any committee of the Board of Directors. On May 4, 2005, the Company issued a press release announcing the election of Ms. Adler to the Board of Directors. The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1	Press Release issued by FLIR Systems, Inc. on May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 4, 2005.

FLIR SYSTEMS, INC. (Registrant)

By:	/s/ STEPHEN M. BAILEY
Stephen M. Bailey Senior Vice President, Finance and Chief Financial Officer